UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date Of Report: (Date of earliest event reported) June 10, 2003


                               RF INDUSTRIES, LTD.
                 (Name of small business issuer in its charter)


                     Nevada                                0-13301
 (State or Other Jurisdiction of Incorporation)     (Commission File Number)


                                   88-0168936
                      (I.R.S. Employer Identification No.)


                         7610 Miramar Road, Bldg. 6000,
                        San Diego, California 92126-4202
                    (Address of Principal Executive Offices)

                                 (858) 549-6340
                         (Registrant's Telephone Number)



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Item 5. Other Events and Regulation FD Disclosure

     On June 10, 2003, RF Industries, Ltd. issued the attached press release regarding the results of the second quarter 2003.

Item 7. Financial Statements and Exhibits

     The following documents are being filed with this statement as exhibits and are incorporated herein by reference:

99.1     Press release, dated June 10, 2003.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 10, 2003



                                                   By: /s/ Terrie A. Gross
                                                      --------------------------
                                                       Terrie A. Gross
                                                       Chief Financial Officer